Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

Exhibit 10.9

UBER TECHNOLOGIES, INC.

AMENDMENT NO. 1 TO

UNSECURED PIK CONVERTIBLE NOTES PURCHASE AGREEMENT

This Amendment No. 1 to Unsecured PIK Convertible Notes Purchase Agreement (this “Amendment”) is made and entered into as of September 2, 2015 by and among Uber Technologies, Inc., a Delaware corporation (the “Company”), Hillhouse UB Note Holdings, L.P., a Cayman Islands exempted limited partnership (the “HH Purchaser”), and each New Purchaser as of the date hereof. Capitalized terms not herein defined shall have the meanings ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, the Company and the HH Purchaser previously entered into that certain Unsecured PIK Convertible Notes Purchase Agreement, dated as of June 5, 2015 (the “Purchase Agreement”);

WHEREAS, the Company, the HH Purchaser and the New Purchasers desire to amend the Purchase Agreement as set forth in this Amendment;

WHEREAS, Section 7.8 of the Purchase Agreement provides that the Purchase Agreement may be amended with the written consent of (a) the Company and (b) Requisite Holders;

WHEREAS, as of immediately prior to the execution of this Amendment, the HH Purchaser constitutes the Requisite Holders;

NOW, THEREFORE, in consideration of the foregoing recitals and for other consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENT OF PURCHASE AGREEMENT.

1.1 Requisite Holders.

(a) The definition of “Requisite Holders” as set forth in Section 1.3 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

““Requisite Holders” means (i) with respect to the HH Purchaser, the meaning set forth in any Notes issued to the HH Purchaser (the “HH Requisite Holders”), and (ii) with respect to any New Purchasers, the meaning set forth in any Notes issued to such New Purchasers (the “New Purchaser Requisite Holders”).”

(b) The lead-in sentence of Section 3 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“3. Representations and Warranties of the Purchaser. Each Purchaser purchasing Notes at a Closing, severally and not jointly, hereby represents and warrants to the Company as of the date hereof and on such Closing Date that:”.

(c) The lead-in sentence of Section 5 of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

“5. Conditions of the Company’s Obligations at Closing. The obligations of the Company to any Purchaser purchasing Notes at a Closing under this Agreement are subject to the fulfillment, on or before each Closing Date, of the following conditions, unless otherwise waived by the Company:”

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

(d) Each of Section 5.1 and Section 5.2 of the Purchase Agreement are hereby amended to replace the words “of each Purchaser” with the words “of such Purchaser”.

(e) Section 7.8 is hereby amended and restated in its entirety to read as follows:

“7.8 Amendments and Waivers. Any term of this Agreement may be amended or waived subsequent to the execution hereof only upon the mutual written consent of (i) the Company and (ii) (A) prior to the Closing by any New Purchaser, the HH Requisite Holders, and (B) after the Closing by any New Purchaser, each of the HH Requisite Holders and the New Purchaser Requisite Holders. Any amendment or waiver effected in accordance with this Section 7.8 shall be binding upon the Purchasers and each Holder and transferee of the Notes and the Company.

(f) A new Section 7.19 is hereby added to the Purchase Agreement, which shall read as follows:

“7.19 Requisite Holders. With respect to any agreement, liability, obligation, duty, debt, lien, encumbrance, covenant, right, cause of action, privilege or determination of, consent or notice to or by, waiver in favor of or by, or any other action by the Requisite Holders pursuant to this Agreement, (i) the HH Requisite Holders shall make such determination on behalf of the HH Purchaser, which shall only impact any Notes or Conversion Securities held by the HH Purchaser (or any transferees, successors or assigns thereof), and (ii) the New Purchaser Requisite Holders shall make such determination on behalf of the New Purchasers, which shall only impact any Notes or Conversion Securities held by the New Purchasers (or any transferees, successors or assigns thereof).

2.	MISCELLANEOUS.

2.1 Entire Agreement. This Amendment, the Purchase Agreement and the other documents referred to herein and therein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and thereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled. Except as specifically amended hereby, the Purchase Agreement is in all respects ratified and confirmed, and all of the terms, provisions and conditions thereof shall be and remain in full force and effect and are hereby incorporated by reference, except as modified, amended and/or restated as set forth herein. This Amendment shall be deemed to form an integral part of the Purchase Agreement. In the event of any inconsistency or conflict between the provisions of the Purchase Agreement and this Amendment, the provisions of this Amendment will prevail and govern. All references to the “Agreement” in the Purchase Agreement shall hereinafter refer to the Purchase Agreement as amended by this Amendment.

2.2 Amendments. The Purchase Agreement and this Amendment may be amended only as set forth in Section 7.8 of the Purchase Agreement (as amended hereby).

2.3 Effectiveness. The provisions of this Amendment shall be effective upon the execution hereof by the Company and the Requisite Holders.

2.4 Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

2.5 Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment, and the balance of the Amendment shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

2.6 Further Assurances. The parties agree to execute such further documents and instruments and to take such further actions as may be reasonably necessary to carry out the purposes and intent of this Amendment.

2.7 Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

2.8 Facsimile and Electronic Signatures. This Amendment may be executed and delivered by facsimile, or electronically in portable document format (.pdf), and upon such delivery, the facsimile or electronic signature will be deemed to have the same effect as if the original signature had been delivered to the other party.

2.9 Governing Law. The internal law of the State of New York will govern and be used to construe this Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto, without giving effect to applicable principles of conflicts of law.

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Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Unsecured PIK Convertible Notes Purchase Agreement to be executed as of the day and year first above written.

COMPANY:

UBER TECHNOLOGIES, INC.

By:	/s/ Travis Kalanick
Travis Kalanick, Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT NO. 1 TO UNSECURED PIK CONVERTIBLE NOTES PURCHASE AGREEMENT

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Unsecured PIK Convertible Notes Purchase Agreement to be executed as of the day and year first above written.

HH PURCHASER:

HILLHOUSE UB NOTE HOLDINGS, L.P., a Cayman Islands exempted limited partnership

By:	HCM UB CO-INVEST GP, LTD., a Cayman Islands exempted company
Title:	General Partner

By:	/s/ Tracy Ma
Name:	Tracy Ma
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 1 TO UNSECURED PIK CONVERTIBLE NOTES PURCHASE AGREEMENT

Confidential Treatment Requested by Uber Technologies, Inc.

Pursuant to 17 C.F.R. Section 200.83

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Unsecured PIK Convertible Notes Purchase Agreement to be executed as of the day and year first above written.

NEW PURCHASER:

ICQ OPPORTUNITIES FUND 4, L.P.

By: ICQ Opportunities GP, L.P., its general partner

/s/ Kevin Foster
Name: Kevin Foster
Title: Authorized Signatory

Address:

Iconiq Capital Management, LLC 394 Pacific Avenue San Francisco, CA 94111 Attn: Kevin Foster

With a copy to (which shall not constitute notice): Goodwin Procter LLP The New York Times Building 620 Eighth Avenue New York, NY 10018-1405 Attn: Ilan S. Nissan

SIGNATURE PAGE TO AMENDMENT NO. 1 TO UNSECURED PIK CONVERTIBLE NOTES PURCHASE AGREEMENT